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                                                                   EXHIBIT 23.5

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the incorporation by reference in this Registration Statement on Form S-3 (File No. 333-12973) of our report dated March 8, 1996, on our audit of the financial statements of Newporter Beach Hotel Investments L.L.C. included on Form 8-K, dated April 2, 1996, as amended, of Patriot American Hospitality, Inc. (File No. 0-26528).

                                          Coopers & Lybrand L.L.P.

Newport Beach, California

December 6, 1996